EXHIBIT 99.1

Greg Parker
Investor Relations
210/220-5632
or
Pam Thomas
Media Relations
210/220-4205
FOR IMMEDIATE RELEASE
April 20, 2005

CULLEN/FROST and HORIZON CAPITAL BANK
Announce Merger Agreement

SAN ANTONIO - Cullen/Frost Bankers, Inc. (NYSE: CFR) and Horizon Capital Bank, of Houston, announced today that they have signed a definitive agreement that provides for the merger of Horizon Capital Bank into The Frost National Bank, a wholly-owned subsidiary of Cullen/Frost. The announcement was made jointly by Dick Evans, chairman and CEO of Cullen/Frost Bankers, Inc., and Jack Thetford, chairman and CEO of Horizon Capital Bank. The agreement has been approved by the boards of directors of both companies.

Dick Evans, chairman and CEO of Cullen/Frost said, "Horizon Capital Bank has a history of focusing on relationship banking while providing high quality service. Their belief that having the best people is the best way to deliver the best service is right in line with Cullen/Frost and what we work hard to bring to the Houston banking market every day. The enhanced size and reach of our combined banks in Houston will be an added benefit to Horizon's customers as well as customers of Frost Bank."

Jack Thetford, chairman and CEO of Horizon Capital Bank said "This is a great opportunity for us. We have always been about expanding our customers' possibilities and this merger will remain true to that philosophy by providing more opportunities for our customers, shareholders and employees without sacrificing relationships or service, two things Cullen/Frost is well established in delivering."

Under the terms of the agreement, the merger consideration will consist of 1.4 million shares of Cullen/Frost common stock and $45 million in cash. The amount of the cash consideration could increase or decrease depending on the trading price of Cullen/Frost common stock in the ten days prior to the closing of the transaction. Based on yesterday's closing price of Cullen/Frost common stock, the transaction is valued at approximately $107.1 million and represents approximately a 60 percent / 40 percent split between stock and cash. The transaction is currently expected to be approximately $.01 dilutive to Cullen/Frost's earnings per share in 2005 and approximately $.02 accretive to its earnings per share in 2006. Total cost savings for the transaction are projected to be 15 percent of Horizon's cost structure. The merger is subject to regulatory approval and the approval of the shareholders of Horizon Capital Bank. Each of the directors of Horizon Capital Bank, who hold in the aggregate approximately 30 percent of the fully diluted outstanding shares, has agreed to vote in favor of the merger. The merger is expected to be consummated in the third quarter of 2005. The agreement contains certain termination rights for both Cullen/Frost and Horizon and further provides that, under certain circumstances, Horizon may be required to pay Cullen/Frost a termination fee of $3.75 million.

Horizon Capital Bank has operated in the Houston area for over forty years, with five Houston-area locations. Three of these locations are centrally located in Houston and two are in the Bay area close to the NASA space center. At December 31, 2004, Horizon had deposits of $284 million and a loan portfolio of $297 million. Frost Bank currently operates 20 locations in the Houston area. On a pro forma basis, the merger would increase Frost Bank's deposits in Harris County by 21.4 percent to approximately $1.6 billion.

Cullen/Frost Bankers, Inc. is a financial holding company, headquartered in San Antonio, with assets of $10 billion at December 31, 2004. The corporation provides a full range of commercial and consumer banking products, investment and brokerage services, insurance products and investment banking services. Its subsidiary, Frost Bank, operates 78 financial centers across Texas in Austin, Boerne, Corpus Christi, Dallas, Fort Worth, Galveston, Harlingen, Houston, McAllen, New Braunfels, San Antonio and San Marcos. Founded in 1868, Frost is the largest national bank based in Texas, helping Texans with their financial needs during three centuries. Cullen/Frost Bankers' stock is traded on the New York Stock Exchange under the symbol CFR.

Forward Looking Statements

Certain statements contained in this press release that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"), notwithstanding that such statements are not specifically identified. In addition, certain statements may be contained in the future filings of Cullen/Frost Bankers, Inc. with the Securities and Exchange Commission ("SEC"), in press releases, and in oral and written statements made by or with the approval of Cullen/Frost that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) statements about the benefits of the merger between Cullen/Frost and Horizon Capital Bank, including future financial and operating results, cost savings, enhanced revenues and accretion to reported earnings that may be realized from the merger; (ii) statements of plans, objectives and expectations of Cullen/Frost or Horizon or their managements or Boards of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as "believes", "anticipates", "expects", "intends", "targeted", "continue", "remain", "will", "should", "may" and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: (i) the risk that the businesses of Cullen/Frost and Horizon will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (ii) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (iii) revenues following the merger may be lower than expected; (iv) deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (v) the ability to obtain governmental approvals of the merger on the proposed terms and schedule; (vi) the failure of Horizon's shareholders to approve the merger; (vii) local, regional, national and international economic conditions and the impact they may have on Cullen/Frost and Horizon and their customers and Cullen/Frost's and Horizon's assessment of that impact; (viii) changes in the level of non-performing assets and charge-offs; (ix) changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; (x) inflation, interest rate, securities market and monetary fluctuations; (xi) changes in the competitive environment among financial holding companies and banks; and (xii) changes in laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) with which Cullen/Frost and Horizon must comply. Additional factors that could cause Cullen/Frost's results to differ materially from those described in the forward-looking statements can be found in Cullen/Frost's Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters and attributable to Cullen/Frost or Horizon or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. Forward-looking statements speak only as of the date on which such statements are made. Cullen/Frost and Horizon undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events.

Additional Information

In connection with the proposed merger, Cullen/Frost Bankers, Inc. will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of Horizon Capital Bank and a Prospectus of Cullen/Frost, as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Cullen/Frost at the SEC's Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, at http://www.frostbank.com under the tab "About Frost" and then under the heading "Investor Relations" and then under "SEC Filings". Copies of the Proxy Statement/Prospectus and the SEC filings that will be incorporated by reference in the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Greg Parker, Executive Vice President & Director of Investor Relations, Cullen/Frost Bankers, Inc., P.O. Box 1600, San Antonio, Texas 78296, (210) 220-5632.